SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only  (as  permitted  by  Rule
         14a-6(e)(2))
[ X ]    Definitive  Proxy  Statement
[   ]    Definitive  Additional Materials
[   ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

            Telebyte Technology, Inc.
           (Name of Registrant as Specified in its Charter)


           (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11


1)   Title of each class of securities to which transaction applies:


2)   Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):


4)   Proposed maximum aggregate value of transaction:


5)   Total fee paid:



[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



6)   Amount Previously Paid:

7)   Form, Schedule or Registration Statement No.:

8)   Filing Party:

9)   Date Filed:

                            Telebyte Technology, Inc.


                                270 Pulaski Road
                            Greenlawn, New York 11740
--------------------------------------------------------------------------------
                    Notice of Annual Meeting of Stockholders
                           To Be Held on July 22, 1997
--------------------------------------------------------------------------------


To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders to be held on July 22, 1997 at 10:00 a.m., at the offices of the Company at 270 Pulaski Road, Greenlawn, New York.

The purposes of the Annual Meeting are as follows:

1. To elect four directors of the Company to serve until the next annual meeting of stockholders.
2. To consider and act upon a proposal to approve the appointment of Grant Thornton LLP as independent auditors for the Company for the 1997 fiscal year.
3.   To  transact  such other  business as may  properly  come before the Annual
     Meeting.

Only stockholders of record as of the close of business on June 9, 1997, will be entitled to notice of and to vote at the Annual Meeting.

Stockholders who do not expect to attend the Annual Meeting should sign, date, and return the enclosed proxy in the envelope provided so that your shares will be represented at the Annual Meeting.

                                         By  order  of  the Board of Directors.



                                         Joel A. Kramer
                                         Chairman and President
Greenlawn, New York
June 6, 1997

                            Telebyte Technology, Inc.
                                270 Pulaski Road
                            Greenlawn, New York 11740


                                 Proxy Statement

This proxy statement is furnished to stockholders of record, as of the close of business on June 9, 1997, of Telebyte Technology, Inc. (the "Company"), in connection with the solicitation by or on the behalf of the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on July 22, 1997 at 10:00 a.m., at the offices of the Company, for the purposes set forth in the accompanying notice of meeting.

The approximate date of mailing of this proxy statement and accompanying proxy is June 10, 1997. If the enclosed form of proxy is duly executed and returned, the shares represented will be voted in accordance with the instructions marked on the proxy. Unmarked proxies will be voted for the election of the directors named below and for any other proposals to be considered at the Annual Meeting. Abstentions and broker nonvotes are counted for quorum purposes. Any stockholder giving a proxy may revoke that proxy at any time before it is voted by delivery of written notice to the Secretary of the Company, by attending the Annual
Meeting and voting in person or by executing a subsequent proxy and forwarding it to the Secretary of the Company.

                              Cost of Solicitation

The Company will pay all costs of soliciting proxies. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries who hold stock in their names to solicit proxies from the beneficial owners of such stock, and the Company will reimburse them for their expense in doing so. Officers, directors, and employees of the Company may solicit proxies in person or by telephone, but will not receive any additional compensation.

                                Voting Securities

On June 5, 1997, the Company had outstanding 1,481,766 shares of common stock, par value $0.01 per share (the "Common Stock"). The Common Stock is the only voting security of the Company outstanding, and the holders thereof are entitled to one vote per share on all matters submitted to stockholders for a vote. Only stockholders of record at the close of business on June 9, 1997 will be entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting.

                             Principal Stockholders

The following table sets forth as of June 5, 1997, information concerning (a) the shares held by each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) shares owned by directors, persons nominated for director, and certain officers, and (c) the shares owned by all directors and officers as a group.

Name and Address of                             Number of Shares      Percent of
Beneficial Owner                                Beneficially Owned    Class


Kenneth S. Schneider                            294,538 (1) (2)        19.7%
270 Pulaski Road
Greenlawn, NY  11740

Joel A. Kramer                                  274,996 (2) (3)        18.5%
270 Pulaski Road
Greenlawn, NY  11740

Jamil Sopher                                      1,730                 (5)
270 Pulaski Road
Greenlawn, NY  11740

Robert M. Kramer                                  5,000(4)              (5)
270 Pulaski Road
Greenlawn, NY 11740

All officers and directors
as a group (4 in number)                         576,264                38.2%


(1) Includes 1,500 shares owned by Dr. Schneider as custodian for his minor children.
(2) Includes 10,000 shares issuable upon the exercise of stock options granted under the Company's 1993 Stock Option Plan.
(3)   Includes 2,361 shares owned of record by Mr. Kramer's children.
(4)   Includes 5,000 shares issuable upon exercise of stock options granted
      under the Company's 1993 Stock Option Plan.(5)   Less than 1%.



                              Election of Directors

The Board of Directors proposes the election of four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. The individuals who have been nominated by the Board of Directors for re-election as directors are Joel A. Kramer, Kenneth S. Schneider, Jamil Sopher and Robert M. Kramer. If any of the four nominees becomes unavailable to accept election as director, the persons named in the enclosed proxy will vote for the election of a substitute recommended by the current Board of Directors. The Company, however, has no reason to believe that any nominee will be unavailable to serve. The persons receiving a plurality of the votes cast will be elected as directors.

The Board of Directors held four meetings during the last fiscal year. Each director attended every meeting of the Board.

The following table sets forth certain information concerning the Company's incumbent directors and nominees for director.

Name, age, and positions     Business experience during past           Director
held with the Company        five years and principal occupation        since

Joel A. Kramer, age 59,(1)   Mr. Kramer has served as President         1983
President and Chairman of    of the Company since August 1983,
the Board of Directors       and Chairman of the Board since
                             February 1989.

Kenneth S. Schneider, Ph.D.  Dr. Schneider has served as Treasurer      1983
age 51, Vice President,      and Vice President, of the Company
Treasurer, Secretary, and    since August 1983; and he was elected
Director                     Secretary in March 1991.  Dr. Schneider
                             is a senior member of the Institute of
                             Electrical and Electronic Engineers.

Jamil Sopher, age 53 (2)     Mr. Sopher is a Principal Financial        1996
Director                     Analyst with the World Bank where
                             he has been employed in various
                             capacities for 18 years.

Robert M. Kramer, age 56
(1)(3)  Director             Mr. Kramer is a private investor and has   1996
                             been since 1987.  Prior thereto he held
                             the position of Vice President at Drexel
                             Burnham Lambert and Shearson-Lehman.


(1) Mr. Robert M. Kramer is the brother of Mr. Joel A. Kramer, the President and Chairman of the Board of Directors of the Company.
(2) Mr. Sopher received a Bachelor of Science and MSEE from Cornell and an MBA from Harvard.
(3) Mr. Kramer received a BSME from Polytechnic Institute, a MSME from City College of NY and an MBA from the Wharton Graduate School.



           The Board of Directors Unanimously Recommends a Vote "FOR"
                          The Election of Its Nominees

                               Executive Officers

Executive officers are appointed annually by the Board of Directors and hold office until their successors are appointed and have qualified. Joel A. Kramer, Kenneth S. Schneider, and Michael Breneisen, Vice President of Finance, are the only executive officers of the Company.

                      Committees of the Board of Directors

The Board of Directors has a Compensation Committee whose members are Robert Kramer and Jamil Sopher. The function of this committee is to formulate recommendations to the Board of Directors regarding compensation of the Company's executive officers and to administer the Company's stock option plan. The Compensation Committee met once during fiscal 1996 and each member attended the meeting.

The Audit Committee of the Board of Directors consults with the Company's independent accountants and advises the Board of Directors regarding the Company's accounting practices. The Audit Committee also reviews and monitors the Company's internal accounting and audit activities and financial controls, and will recommend an accounting firm to serve at the Company's independent auditors. The members of the Audit Committee are Robert Kramer and Jamil Sopher. The Audit Committee met once during fiscal 1996 and each member attended the meeting.

The Board of Directors has not appointed a nominating committee or any committee performing its functions.


                              Section 16 Compliance

Based upon a review of copies of the forms required to be filed under Section 16(a) of the Securities Exchange Act of 1934 or written representations from officers and directors, the Company believes all officers and directors and greater than ten percent owners of the Company's Common Stock have complied with
Section 16(a).


                             Executive Compensation
The following table sets forth the cash compensation paid or accrued during the last three fiscal years to the nominees for election as directors who are also executive officers of the Company. The cash compensation indicated includes contributions by the Company to its 401(k) Plan.





                                            Summary Compensation Table
                           Annual Compensation                                  Long-Term
                           Compensation
                                                                            Awards                    Payouts

      (a)          (b)       (c)       (d)         (e)            (f)            (g)               (h)           (i)
    Name and                                   Other Annual    Restricted        Stock          Long-Term        All Other
   Principal       Year    Salary     Bonus    Compensation   Stock Awards   Options/SARs    Incentive Payout   Compensation
    Position
                              ($)       ($)         ($)           (No.)          (No.)              ($)              ($)
Joel A. Kramer    1996    $107,100   $4,300    $ 11,481(1)         0              0            $11,281(2)          $3,203
President, CEO    1995    $105,497   $13,300    $11,367(1)         0            5,000           $9,281(2)          $2,997
  & Director      1994     $97,968   $11,500    $12,697(1)         0            5,000           $9,281(2)          $2,948

  Kenneth S.      1996     $95,599   $3,150     $7,256 (1)         0              0             $4,080(2)          $2,819
   Schneider
   Sr. V.P.       1995     $95,153   $9,000     $6,619(1)          0            5,000           $4,080(2)          $2,668
 Sales, Sec.,
   Treas. &       1994     $90,394   $6,200     $6,678(1)          0            5,000           $4,080(2)          $2,858
   Director

(1) Commissions - Mr. Kramer received a 2.5% commission of net sales to customers not located within the United States. Dr. Schneider received a 0.2% commission of net sales to customers located within the United States. The amounts paid are set forth above under the caption entitled "Other Annual Compensation".
 (2) Deferred Compensation - see Long-Term Incentive
     Plans Table below.

                              Long-Term Incentive Plans - Awards in Last Fiscal Year
                                                                              Estimated Future Payouts under Non-Stock
                                Price-Based Plans
                      Number of Shares,   Performance or Other
                       Units or Other         Period Until          Threshold          Target            Maximum
                                               Maturation
        Name             Rights (#)            or Payout             ($ or #)         ($ or #)           ($ or #)
--------------------- ------------------ ----------------------- ----------------- ---------------- -------------------
   Joel A. Kramer                            June 11, 2002          $26,667(1)       $26,667(1)         $26,667(1)
Pres.,CEO & Director

Kenneth S. Schneider                         April 16, 2010         $26,667(1)       $26,667(1)         $26,667(1)
   Sr.V.P. Sales,
       Sec.,
 Treas. & Director

(1) In 1990 the Company entered into deferred compensation agreements with key officers, pursuant to which the officers will receive a defined amount, approximately 30% of their 1990 base salary, each year for a period 10 years after reaching age 65. The deferred compensation plans are funded through life insurance and are being provided for currently. The expense charged to operations in 1996 for such future obligations was $15,361($11,281 and $4,080, for Joel Kramer and Kenneth Schneider, respectively).


                                     Compensation Plan for Other Compensation

The Company adopted, and the stockholders approved, a Stock Option Plan (the "1993 Plan") under which options ("Options") to purchase 100,000 shares of the Company's Common Stock have been reserved. As of December 31, 1996, there were 75,000 shares available for grants under the 1993 Plan. Pursuant to the 1993 Plan, the Company is permitted to issue incentive stock options ("Incentive Stock Options") and non-qualified stock options. Incentive Stock Options under the 1993 Plan are intended to qualify for the tax treatment accorded under
Section 422 of the Internal  Revenue Code of 1986,  as amended (the "Code.")

All directors and key employees of the Company are eligible to participate in the 1993 Plan. The 1993 Plan is administered by the Board of Directors of the Company, which, to the extent it shall determine, may delegate its power with respect to the administration of the 1993 Plan to a committee consisting of not less than two directors.

Under the 1993 Plan, Incentive Stock Options to purchase shares of the Company's common stock shall not be granted for less than 100 percent of the fair market value of the Common Stock on the date the Incentive Stock Option is granted; provided, however, that in the case of an Incentive Stock Option granted to any person then owning 10 percent or more of the voting power of all classes of the Company's stock, the purchase price per share subject to the Incentive Stock Option may be not less than 110 percent of the fair market value of the stock subject to the option on the date of the grant of the option. Non-qualified stock options to purchase the Company's Common Stock are granted at prices determined by the Company's Board of Directors.

Options under the 1993 Plan may not have a term of more than 10 years; provided, however, that an Incentive Stock Option granted to a person then owning 10 percent or more of the voting power of all classes of the Company's stock may not be exercisable more than 5 years after the date such option is granted. In addition, the aggregate fair market value, determined at the time the option is granted, of the stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee in any calendar year under the 1993 Plan may not exceed $100,000.

The 1993 Plan provides for certain antidilutive adjustments with respect to shares subject to be options, as determined by the Board of Directors.

Options were granted for 5,000 shares to a director of the Company during the year ended December 31, 1996 with an exercise price of $.79, which was the fair market value of the Company's stock on the date of the grant. No other options were granted or exercised during 1996.

                                    Aggregate Option Grants in Last Fiscal Year
                                                 % of Total Options         Exercise or
                           Number of Options    Granted to Employees         Base Price             Expiration
         Name                   Granted          in Fiscal Year 1995           ($/Sh)                  Date
----------------------------------------------------------------------------------------------------------------------
    Joel A. Kramer                 0                      0                      -                       -
 Kenneth S. Schneider              0                      0                      -                       -
   Robert M. Kramer              5,000                   100                   $0.79                  7/18/06


The following table sets forth information concerning each exercise of stock options during fiscal 1996 by each of the named executive officers and fiscal year-end value of unexercised options:

                 Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
                                                                             Number of         Value of Unexercised
                           Number of Shares             Value          Unexercised Options at  In-the-Money Options
         Name            Acquired on Exercise       Realized ($)         December 31, 1996     at December 31, 1996
                                                                                                        (1)
------------------------------------------------------------------------------------------------------------------------------
    Joel A. Kramer                 0                      0                  10,000 (2)                0 (3)
 Kenneth S. Schneider              0                      0                  10,000 (2)                0 (3)
   Robert M. Kramer                0                      0                   5,000(2)                 0 (3)

(1) Calculation based upon the average of the high and low bid prices of the Company's Common Stock from the National Quotation Bureau on December 31, 1996.
(2)   All such options are currently exercisable.
(3) All such options have exercise prices greater than the value of the Company's Common Stock on December 31, 1996.

The Company has an informal bonus plan in which officers and other key personnel participate. The bonus award, if any, is fixed annually by the Board of Directors. Bonuses were allocated and paid to executive officers under this plan during fiscal 1996 and are reflected in the foregoing Summary Compensation Table.

The Company maintains a deferred compensation plan under Internal Revenue
Code Section 401(k). All employees are eligible to participate; the Company contributes 50% of up to the first 2% of annual wages deferred by the employee. Each employee can contribute between 2% and 15% of his annual salary. Contributions in calendar year 1996 did not exceed $9,240. Benefits are 100% vested and are payable upon the employee's death, disability, retirement, termination, and under certain specified financial circumstances. At December 31, 1996, $2,027 was contributed to the plan for officers. All contributions are reflected in the salary column in the Summary Compensation Table.

Except for life and medical insurance benefit programs, which are available to all employees, the Company has no other compensation plans.

Outside directors receive a per meeting fee of $500, in addition to reimbursement of expenses for attending each meeting, or $200 per telephonic meeting. By agreement with the World Bank, Mr. Sopher cannot accept the meeting fee.

                              Approval of Auditors

Management has selected the firm of Grant Thornton LLP, independent certified public accountants, to audit the Company's accounts for the fiscal year ending December 31, 1997. Grant Thornton LLP has audited the Company's financial statements for the past year. The Board of Directors, has approved the engagement of Grant Thornton LLP to audit the Company's fiscal 1997 financial statements, and considers the firm to be well qualified to perform that function. The Company has been advised by Grant Thornton LLP that neither it nor any member thereof has any financial interest, direct or indirect, in the Company.

Unless otherwise directed by the stockholder giving a proxy, proxies will be voted in a favor of approval of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

It is expected that one or more representatives of Grant Thornton LLP will be present at the Annual Meeting to answer appropriate questions and to make a statement if they desire to do so.

                  The Board of Directors Unanimously Recommends
                        A Vote "FOR" Approval of Auditors

                                  Other Matters

Management does not know of any other business to be presented for consideration at the Annual Meeting, but if any other business should come before the Annual Meeting, the persons named in the enclosed proxy will vote on such business as management recommends.

                  Stockholder Proposals For 1998 Annual Meeting

Stockholders wishing to submit proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by February 9, 1998.

                                          By  order  of  the Board of Directors.



                                          Joel A. Kramer
                                          Chairman
Greenlawn, New York
June 6, 1997

The Annual Report to Stockholders for the fiscal year ended December 31, 1996, which includes financial statements has been mailed to stockholders together with this Proxy Statement. The Annual Report does not form any part of the materials for solicitation of proxies.

       X        Please mark your
A    ____       votes in this
                example

                         FOR     WITHHELD   Nominees:  Joel A Kramer
1.  Election of         ____      ____                 Kenneth S. Schneider
                                                       Jamil Sopher
                                                       Robert M. Kramer
 INSTRUCTIONS:  To withhold authority & vote for any individual, strike out that nominee's name.


                    FOR    AGAINST   ABSTAIN

2. Approval of      _____   _____     _____
Grant Thornton
as Independent
Accountants

3.In their discretion, the above proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

I  plan to attend the Annual Meeting   ____

PLEASE MARK, SIGN, DATE , AND.RETURN THE
PROXY CARD USING THE ENCLOSED ENVELOPE

UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 thru 3 and otherwise at the discretion of the proxies.


SIGNATURE(S)___________________________________       DATE_____________
Note: Please sign exactly as name appears hereon. Joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign the corporate name by duly authorized officer.

                            TELEBYTE TECHNOLOGY, INC.

             This Proxy is Solicited on Behalf of Board of Directors


The undersigned hereby appoints Joel A. Kramer, and Kenneth S. Schneider, or either of them, the proxy of the undersigned with full power of substitution to act for the undersigned and vote all shares of common stock of TELEBYTE TECHNOLOGY, INC., standing in the name of the undersigned, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of TELEBYTE TECHNOLOGY, INC., to be held at the offices of the Company at 270 Pulaski Road, Greenlawn, New York, on July 22, 1997, and any and all adjournments thereof, this proxy revokes any proxy previously given.
                                          (to be signed on reverse side)

                                                        See
                                                        Reverse
                                                        Side
                                                        --------